Morgan Stanley Multi-State Municipal Series Trust
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003

New Jersey Portfolio

Security   Date     Price    Shares    %of   Total         Purcha  Broker
           of       Of       Purchas   Asset Issued        sed
           Purcha   Shares   ed        s                   By
           se                                              Fund

Tobacco    02/27/   $97.95   1,000,0   2.77% $1,659,170,   0.006%  Bear,
Settle     03                00              000                   Stearns &
Finance                                                            Co. Inc.;
Corp., NJ                                                          Salomon
2003                                                               Smith
Series                                                             Barney;
(A1/A)                                                             Commerce
                                                                   Capital
                                                                   Markets,
                                                                   Inc.;
                                                                   First
                                                                   Albany
                                                                   Corporatio
                                                                   n; UBS
                                                                   PaineWebbe
                                                                   r Inc.;
                                                                   Advest,
                                                                   Inc.; .G.
                                                                   Edwards &
                                                                   Sons,
                                                                   Inc.;
                                                                   Goldman,
                                                                   Sachs &
                                                                   Co.;
                                                                   Janney
                                                                   Montgomery
                                                                   Scott
                                                                   Inc.; J.B.
                                                                   Hanauer &
                                                                   Co.; J.P.
                                                                   Morgan
                                                                   Securities
                                                                   Inc.; Legg
                                                                   Mason Wood
                                                                   Walker,
                                                                   Inc.;
                                                                   Lehman
                                                                   Brothers;
                                                                   Merrill
                                                                   Lynch &
                                                                   Co.;
                                                                   Powell
                                                                   Capital
                                                                   Markets,
                                                                   Inc.;
                                                                   Prager,
                                                                   Sealy &
                                                                   Co., LLC;
                                                                   Ramirez &
                                                                   Co., Inc.;
                                                                   Raymond
                                                                   James &
                                                                   Associates
                                                                   , Inc.;
                                                                   RBC Dain
                                                                   Rauscher
                                                                   Inc.;
                                                                   Siebert
                                                                   Brandford
                                                                   Shank &
                                                                   Co., LLC;
                                                                   Sturdivant
                                                                   & Co.,
                                                                   Inc.;
                                                                   Wachovia
                                                                   Bank,
                                                                   N.A.;